UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811-03835
Value Line Centurion Fund, Inc.
(Exact name of registrant as specified in charter)
7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item I.   Reports to Stockholders.
A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/15 is included with this Form.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
June 30, 2015:
$143,260,729
Portfolio
Composition at
June 30, 2015:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2015.
The six months ended June 30, 2015 were rewarding ones for the Fund, as the Fund posted absolute gains that also outpaced its benchmark index, the S&P 500® Index, on a relative basis.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the six months ended June 30, 2015, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. While the final GDP numbers for the second quarter of 2015 have not yet been reported as of this writing, most expect modest positive growth as many of the driving forces of first quarter weakness were widely viewed as temporary.
On the positive side, U.S. unemployment declined from 5.6% at year-end 2014 to 5.3% in June 2015. Despite the declining unemployment rate, the labor picture was not uniformly positive. Job creation slowed toward the end of the semi-annual period, and the labor force participation rate edged down slightly. These mixed labor results contributed to lackluster retail sales, as consumers spent conservatively.
As would be expected in this period of relatively slow economic growth, inflationary pressures remained modest. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.1% year over year before seasonal adjustment as of June 2015. This was the first 12-month increase in CPI since December 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Federal Reserve (the Fed), was up 1.8% in June 2015 from a year earlier. Notably, while the food segment of the CPI increased 1.8% during the 12 months ended June 2015, the energy segment of the CPI, despite rising in the months of May and June 2015, declined 15.0% over the same 12-month span.
The Fed continued to monitor inflation, as well as unemployment and other key market data, still looking for signs of inflation heading toward its desired 2% target. Inflationary pressures could be re-kindled should wage pressures build from declining unemployment. However, through June 2015, the Fed left the targeted federal funds rate unchanged near zero. At its June 2015 meeting, the Fed hinted that U.S. rates were still on track to increase later this year, though a shift lower in Fed officials’ economic growth and inflation forecasts signaled a

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

potential delay, extending forecasts for an initial rate hike to late 2015. Fed Chair Janet Yellen maintained a cautious tone at the Fed’s press conference, noting the Fed would raise short-term interest rates only gradually, with the precise timing of  “lift off,” or its first rate hike, heavily dependent on data and developments.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index1, gained 1.23% during the six months ended June 30, 2015. While representing the S&P 500® Index’s weakest first-half performance since 2010, the modest gain still marked ten consecutive calendar quarters of positive returns for the broad U.S. equity market. The S&P 500® Index was volatile but showed its resiliency despite a backdrop of modest global economic growth, a contraction in the U.S. economy during the first calendar quarter, a potential Greek exit from the euro, and both an economic slowdown and equity market retreat in China. The U.S. equity market found support from the low interest rate environment and generally improving economic data, including a drop in the national unemployment rate and a better housing market, among other factors. Throughout, the U.S. equity market focused on the timing of the first interest rate increase by the Fed.
Given these oppositional and somewhat cloudy market forces, sector performance within the S&P 500® Index was widely divergent during the semi-annual period, with five sectors posting positive returns and five posting negative returns. Growth-oriented stocks were favored.
Utilities was the worst performing sector in the S&P 500® Index during the semi-annual period. The utilities sector tends to be highly interest rate sensitive, and thus the sector sold off in anticipation of a Fed interest rate hike at some point in 2015. The energy sector also declined — based primarily on crude oil price weakness early in 2015.
Conversely, market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. In anticipation of increasing consumption, the consumer discretionary sector performed especially well during the semi-annual period. Health care was the best performing sector in the S&P 500® Index during the semi-annual period, benefiting from healthy business fundamentals and an increase in mergers and acquisitions.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semiannual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, Eulav Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 1.75% during the six months ended June 30, 2015. This compares to the 1.23% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outpaced the S&P 500® Index during the six-month reporting period due primarily to effective stock selection. Sector allocation decisions overall also contributed positively, albeit more modestly.
Two currents in the U.S. equity market during the semi-annual period served as tailwinds to the Fund’s favorable relative results. First, small- and mid-cap stocks outperformed large-cap stocks. Second, growth-oriented stocks outperformed value-oriented stocks. Less than half of the Fund’s holdings are large-cap stocks and very few would be considered mega-cap stocks; rather mid-cap stock holdings predominate. Further, the Fund leans more toward growth than value, though we do not exclude value. In contrast, the S&P 500® Index is weighted toward the largest-cap stocks and is, by definition, composed half of growth stocks and half of value stocks.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the information technology sector proved most effective. The Fund held overweighted positions in specialty consumer finance company Fiserv and application software provider Salesforce.com, whose shares each saw double-digit gains during the semi-annual period. The Fund also benefited from avoiding the weak semiconductor industry and from not holding a positions in software giant Microsoft, whose shares fell during the semi-annual period.
Stock selection was also favorable to the Fund’s results in the industrials and consumer staples sectors, wherein each sector, the S&P 500® Index lost ground while the Fund gained. In industrials, positions in pest control services provider Rollins and lighting and control systems producer Acuity Brands were particularly strong performers. In consumer staples, the Fund avoided positions in household products manufacturer Procter & Gamble and discount retailer Wal-Mart Stores, whose shares each dropped, while it benefited from a notable gain in consumer-branded meat and food products manufacturer Hormel Foods.
Partially offsetting these positive contributors was stock selection in the consumer discretionary and materials sectors, which detracted. In consumer discretionary, the Fund’s results were hampered by not owning e-commerce retailer Amazon.com and entertainment content giant The Walt Disney Co., each of whose shares rose substantially during the semi-annual period. Holding a position in casual dining restaurant operator and franchiser Buffalo Wild Wings, whose share price declined significantly, also hurt. In materials, positions in containers and packaging manufacturer Packaging Corp. of America and diversified chemicals research company FMC disappointed most. Having an underweighted allocation to the strongly performing consumer discretionary sector and an overweighted exposure to the weaker materials sector further detracted from relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were some already mentioned — Acuity Brands and Rollins each gained on strong quarterly earnings reports. Positions in pharmaceuticals company Novo Nordisk and weighing instruments manufacturer Mettler-Toledo International were also especially strong contributors to

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semiannual Report To Contractowners

Fund results during the reporting period. Not holding positions in integrated oil company Exxon Mobil and diversified conglomerate Berkshire Hathaway, each of whose shares declined, made these companies top contributors to relative results as well.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, not holding a position in information technology giant Apple was the largest relative detractor, as it was also in 2014. Also, not holding a position in Amazon.com detracted significantly. Poor quarterly results sent the shares of holding Open Text, an application software company, down significantly. The Fund was also hurt by profit-taking in the railroad industry, where weaker than expected operating results drove the shares of Canadian National Railway and Kansas City Southern, in each of which the Fund held a position, into negative territory.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in integrated pharmacy health care provider CVS Health and life science equipment developer Illumina. We also made substantial additions to existing holdings in Fiserv and application software developer Ultimate Software Group. Each of these four companies produced better than expected operating results during the semi-annual period and has a consistent long-term record of strong earnings and stock price growth.
Deletions from the Fund’s portfolio included sporting goods retailer Dick’s Sporting Goods, supplemental insurance company AFLAC and pharmaceutical company Teva Pharmaceutical Industries, in each case because of erosion of long-term rates of growth in earnings and stock price.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2015.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, financials and energy sectors and was rather neutrally weighted on a relative basis in the consumer discretionary, health care, consumer staples, utilities and telecommunication services sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semiannual Report To Contractowners

Top Ten Holdings (As of 6/30/2015) (Unaudited)
Company	Percentage of Total Net Assets
Rollins, Inc.	2.78%
AutoZone, Inc.	2.33%
Novo Nordisk A/S	2.04%
Alliance Data Systems Corp.	2.04%
Church & Dwight Co., Inc.	1.86%
Roper Technologies, Inc.	1.85%
TJX Companies, Inc. (The)	1.82%
Alexion Pharmaceuticals, Inc.	1.77%
Mettler-Toledo International, Inc.	1.76%
AMETEK, Inc.	1.72%
Sector Weightings vs. Index (As of 6/30/2015) (Unaudited)

Average Annual Total Returns (For periods ended 6/30/2015) (Unaudited)
	Year to Date (not annualized)	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	1.75%	6.48%	15.56%	17.44%	5.41%	8.60%
S&P 500® Index	1.23%	7.42%	17.31%	17.34%	7.89%	10.96%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semiannual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2015 and held for six months ended June 30, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,017.50	$4.50	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.

Schedule of Investments
June 30, 2015 (Unaudited)
Shares		Value
Common Stocks — 98.6%
Consumer Discretionary — 9.6%
5,000	AutoZone, Inc.*	$3,334,500
16,200	BorgWarner, Inc.	920,808
22,800	Brinker International, Inc.	1,314,420
9,300	Buffalo Wild Wings, Inc.*	1,457,217
1,900	Domino’s Pizza, Inc.	215,460
40,200	LKQ Corp.*	1,215,849
5,200	O’Reilly Automotive, Inc.*	1,175,096
39,400	TJX Companies, Inc. (The)	2,607,098
14,400	VF Corp.	1,004,256
18,600	Wolverine World Wide, Inc.	529,728
		13,774,432
Consumer Staples — 13.2%
3,300	Boston Beer Co., Inc. (The) Class A *	765,567
5,800	British American Tobacco PLC ADR	627,850
14,000	Casey’s General Stores, Inc.	1,340,360
32,800	Church & Dwight Co., Inc.	2,661,064
11,000	Costco Wholesale Corp.	1,485,660
10,000	CVS Health Corp.	1,048,800
8,900	Energizer Holdings, Inc.	1,170,795
51,000	Flowers Foods, Inc.	1,078,650
23,000	General Mills, Inc.	1,281,560
41,000	Hormel Foods Corp.	2,311,170
12,800	Ingredion, Inc.	1,021,568
21,500	J&J Snack Foods Corp.	2,379,405
11,000	PepsiCo, Inc.	1,026,740
9,000	Reynolds American, Inc.	671,940
		18,871,129
Energy — 2.9%
2,500	Core Laboratories N.V.(1)	285,100
16,700	Enbridge, Inc.	781,393
12,000	EQT Corp.	976,080
7,000	FMC Technologies, Inc.*	290,430
16,000	Noble Energy, Inc.	682,880
4,400	Oceaneering International, Inc.	204,996
18,000	ONEOK, Inc.	710,640
1,900	Pioneer Natural Resources Co.	263,511
		4,195,030
Financials — 3.6%
10,000	Affiliated Managers Group, Inc.*	2,186,000
10,500	American Tower Corp. REIT	979,545
1,000	BlackRock, Inc.	345,980
7,800	M&T Bank Corp.	974,454
10,200	Royal Bank of Canada	623,730
		5,109,709
Shares		Value
Health Care — 14.5%
14,000	Alexion Pharmaceuticals, Inc.*	$2,530,780
4,272	Allergan PLC*	1,296,381
4,000	Becton, Dickinson & Co.	566,600
7,000	C.R. Bard, Inc.	1,194,900
11,800	Cerner Corp.*	814,908
5,100	DENTSPLY International, Inc.	262,905
19,340	Express Scripts Holding Co.*	1,720,100
15,300	Henry Schein, Inc.*	2,174,436
18,000	IDEXX Laboratories, Inc.*	1,154,520
3,000	Illumina, Inc.*	655,080
6,700	McKesson Corp.	1,506,227
19,800	Mednax, Inc.*	1,467,378
7,400	Mettler-Toledo International, Inc.*	2,526,804
53,500	Novo Nordisk A/S ADR	2,929,660
		20,800,679
Industrials — 30.2%
9,500	Acuity Brands, Inc.	1,709,810
45,000	AMETEK, Inc.	2,465,100
28,000	Canadian National Railway Co.	1,617,000
1,000	Canadian Pacific Railway Ltd.	160,230
5,000	Carlisle Companies, Inc.	500,600
13,000	Chicago Bridge & Iron Co. N.V.(1)	650,520
14,400	CLARCOR, Inc.	896,256
24,700	Danaher Corp.	2,114,073
25,600	Donaldson Co., Inc.	916,480
5,700	Equifax, Inc.	553,413
4,400	Esterline Technologies Corp.*	419,496
12,100	General Dynamics Corp.	1,714,449
5,200	Graco, Inc.	369,356
15,890	HEICO Corp.(1)	926,387
19,200	IDEX Corp.	1,508,736
7,600	IHS, Inc. Class A*	977,588
11,600	ITT Corp.	485,344
8,000	J.B. Hunt Transport Services, Inc.	656,720
10,100	Kansas City Southern	921,120
18,800	Kirby Corp.*	1,441,208
7,000	Lincoln Electric Holdings, Inc.	426,230
9,000	Middleby Corp. (The)*	1,010,070
8,800	Parker-Hannifin Corp.	1,023,704
26,000	Republic Services, Inc.	1,018,420
139,800	Rollins, Inc.	3,988,494
15,400	Roper Technologies, Inc.	2,655,884
15,100	Stericycle, Inc.*	2,022,041
10,000	Teledyne Technologies, Inc.*	1,055,100
19,000	Toro Co. (The)	1,287,820
13,800	Union Pacific Corp.	1,316,106

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Shares		Value
Common Stocks — 98.6% (Continued)
Industrials — 30.2% (Continued)
14,100	United Technologies Corp.	$1,564,113
5,800	W.W. Grainger, Inc.	1,372,570
22,000	Wabtec Corp.	2,073,280
30,000	Waste Connections, Inc.	1,413,600
		43,231,318
Information Technology — 12.6%
21,400	Accenture PLC Class A	2,071,092
10,000	Alliance Data Systems Corp.*	2,919,400
15,400	Amphenol Corp. Class A	892,738
14,800	ANSYS, Inc.*	1,350,352
9,700	Automatic Data Processing, Inc.	778,231
18,600	Cognizant Technology Solutions Corp. Class A*	1,136,274
4,300	Fidelity National Information Services, Inc.	265,740
25,600	Fiserv, Inc.*	2,120,448
15,500	MasterCard, Inc. Class A	1,448,940
24,800	Open Text Corp.	1,005,144
28,400	Salesforce.com, Inc.*	1,977,492
7,800	Ultimate Software Group, Inc. (The)*	1,281,852
7,800	WEX, Inc.*	888,966
		18,136,669
Materials — 10.9%
3,600	Airgas, Inc.	380,808
12,200	Ball Corp.	855,830
32,500	Crown Holdings, Inc.*	1,719,575
17,000	Ecolab, Inc.	1,922,190
27,600	FMC Corp.	1,450,380
1,700	NewMarket Corp.	754,613
12,200	Packaging Corp. of America	762,378
13,000	Praxair, Inc.	1,554,150
14,000	Scotts Miracle-Gro Co. (The) Class A	828,940
Shares		Value
Materials — 10.9% (Continued)
15,100	Sigma-Aldrich Corp.	$2,104,185
31,600	Silgan Holdings, Inc.	1,667,216
20,400	Valspar Corp. (The)	1,669,128
		15,669,393
Utilities — 1.1%
29,000	ITC Holdings Corp.	933,220
28,300	Questar Corp.	591,753
		1,524,973
Total Common Stocks (Cost $70,134,805)		141,313,332
Short-Term Investments — 2.6%
Money Market Funds — 2.6%
1,807,367	State Street Institutional Liquid Reserves Fund	1,807,367
1,901,053	State Street Navigator Securities Lending Prime Portfolio(2)	1,901,053
Total Short-Term Investments (Cost $3,708,420)		3,708,420
Total Investments — 101.2% (Cost $73,843,225)		$145,021,752
Excess of Liabilities Over Cash and Other Assets — (1.2)%		(1,761,023)
Net Assets — 100.0%		$143,260,729
Net Asset Value Per Outstanding Share ($143,260,729 ÷ 6,847,262 shares outstanding)		$20.92
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $1,862,007.

(2)
Securities with an aggregate market value of  $1,862,007 were out on loan in exchange for $1,901,053 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments In Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$141,313,332	$—	$—	$141,313,332
Short-Term Investments	3,708,420	—	—	3,708,420
Total Investments in Securities	$145,021,752	$—	$—	$145,021,752

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities
Statement of Operations

June 30, 2015 (Unaudited)

ASSETS:
Investment securities, at value (Cost – $73,843,225) (securities on loan, at value, $1,862,007)	$145,021,752
Cash	774
Receivable for securities sold	144,992
Interest and dividends receivable	101,466
Receivable for capital shares sold	31,066
Prepaid expenses	7,089
Receivable for securities lending income	2,128
Total Assets	145,309,267
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	1,901,053
Payable for capital shares redeemed	13,471
Accrued expenses:
Advisory fee	60,438
Service and distribution plan fees	29,865
Directors’ fees and expenses	2,334
Other	41,377
Total Liabilities	2,048,538
Net Assets	$143,260,729
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 6,847,262 shares)	$6,847,262
Additional paid-in capital	110,925,873
Undistributed net investment income	705,040
Accumulated net realized loss on investments and foreign currency	(46,395,973)
Net unrealized appreciation of investments	71,178,527
Net Assets	$143,260,729
Net Asset Value Per Outstanding Share ($143,260,729 ÷ 6,847,262 shares outstanding)	$20.92

For the Six Months Ended
June 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $14,574)	$854,345
Securities lending income	10,451
Interest	637
Total Income	865,433
Expenses:
Advisory fee	368,550
Service and distribution plan fees	294,840
Auditing and legal fees	46,410
Directors’ fees and expenses	17,206
Custodian fees	15,956
Printing and postage	10,678
Insurance	8,725
Other	9,318
Total Expenses Before Fees Waived (See Note 5)	771,683
Less: Service and Distribution Plan Fees Waived	(110,565)
Net Expenses	661,118
Net Investment Income	204,315
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	5,000,184
Change in Net Unrealized Appreciation/(Depreciation)	(2,533,303)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	2,466,881
Net Increase in Net Assets from Operations	$2,671,196

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$204,315	$500,997
Net realized gain on investments and foreign currency	5,000,184	10,298,093
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(2,533,303)	2,505,706
Net increase in net assets from operations	2,671,196	13,304,796
Distributions to Shareholders from:
Net investment income	—	(332,490)
Share Transactions:
Proceeds from sale of shares	1,567,933	2,313,285
Proceeds from reinvestment of dividends to shareholders	—	332,490
Cost of shares redeemed	(12,494,075)	(18,140,025)
Net decrease in net assets from capital share transactions	(10,926,142)	(15,494,250)
Total decrease in net assets	(8,254,946)	(2,521,944)
NET ASSETS:
Beginning of period	151,515,675	154,037,619
End of period	$143,260,729	$151,515,675
Undistributed net investment income included in net assets, at end of period	$705,040	$500,725

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2015 (unaudited)	Years Ended December 31,
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.56	$18.86	$14.48	$12.56	$11.96	$9.72
Income/(loss) from investment operations:
Net investment income/(loss)	0.04	0.07	0.05	0.09	—(1)	—(1)
Net gains/(losses) on securities (both realized and unrealized)	0.32	1.67	4.42	1.83	0.60	2.48
Total from investment operations	0.36	1.74	4.47	1.92	0.60	2.48
Less distributions:
Dividends from net investment income	—	(0.04)	(0.09)	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	—	(0.23)
Total distributions	—	(0.04)	(0.09)	—	—	(0.24)
Net asset value, end of period	$20.92	$20.56	$18.86	$14.48	$12.56	$11.96
Total return*	1.75%(2)	9.25%	30.96%	15.29%	5.02%	25.75%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$143,261	$151,516	$154,038	$133,027	$129,029	$134,719
Ratio of gross expenses to average net assets(3)	1.05%(4)	1.04%	1.04%	1.06%	1.06%	1.05%(5)
Ratio of net expenses to average net assets(6)	0.90%(4)	0.89%	0.89%	0.91%	0.91%	0.85%(7)
Ratio of net investment income/(loss) to average net assets	0.28%(4)	0.33%	0.26%	0.58%	(0.01)%	0.09%
Portfolio turnover rate	3%(2)	6%	7%	11%	25%	27%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Annualized.

(5)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(7)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is a part of the Value Line Funds (the “Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:  Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Fund, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Fund.
(D) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2015, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(E) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(F) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At period end, the Fund was not invested in joint repurchase agreements.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

As of June 30, 2015, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$1,862,007	$1,901,053	$1,902,955

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Shares sold	74,567	120,380
Shares issued to shareholders in reinvestment of dividends	0	17,068
Shares redeemed	(596,722)	(934,859)
Net decrease	(522,155)	(797,411)
Dividends per share from net investment income	$0	$0.0429

3.
Purchases and Sales of Securities

Six Months Ended June 30, 2015 (unaudited)
PURCHASES:
Investment Securities	$4,523,028
SALES:
Investment Securities	$8,963,205

4.
Income Taxes

At June 30, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$73,843,225
Gross tax unrealized appreciation	$71,719,120
Gross tax unrealized depreciation	(540,593)
Net tax unrealized appreciation on investments	$71,178,527

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $368,550 was paid or payable to the Adviser for the six months ended June 30, 2015. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2015, fees amounting to $294,840, before fee waivers, were accrued under the Plan. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the six months ended June 30, 2015, the fees waived amounted to $110,565. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-To-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase- to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line Centurion Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CENTURION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Mid-Cap Growth category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 15 other funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

■ Value Line Centurion Fund, Inc.

The Board observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund underperformed the Peer Group and Category medians and benchmark index for the one-year, three-year and ten-year periods ended March 31, 2015. The Board also noted that the Fund’s performance was above the performance of the Peer Group and Category medians and the benchmark index for the five-year period ended March 31, 2015.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Management Fee.   The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the costs of providing fund accounting services for the Fund as part of the management fee. The Board was informed that the management fee rates for funds in the Peer Group and Category most likely did not include the provision of fund accounting services and, if it did, the Fund’s management fee rate would have compared more favorably. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Peer Group and Category medians. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Before giving effect to such fee waivers, the Fund’s expense ratio was less than the Peer Group and Category medians. The Board noted that the Distributor proposed to extend its contractual waiver of a portion of the Fund’s Rule 12b-1 fees through June 30, 2016, subject to a reduction in the amount of the waiver. The Distributor and the Board agreed, subject to this change, to extend the waiver which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets, effective August 1, 2015 through June 30, 2016. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the expense ratio of the Peer Group and Category medians after giving effect to fee waivers applicable to certain funds therein were higher than the expense ratio of the Fund after giving effect to its Rule 12b-1 fee waiver, both before and after the change in such waiver. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.

■ Value Line Centurion Fund, Inc.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

■ Value Line Centurion Fund, Inc.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Item 5.   Audit Committee of Listed Registrants
Not Applicable.
Item 6.   Investments
Not Applicable
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8.   Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10.   Submission of Matters to a Vote of Security Holders
Not Applicable
Item 11.   Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.
(a)
(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
By	/s/ Mitchell E. Appel
Mitchell E. Appel, President
Date:	September 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer
By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer
Date:	September 10, 2015